INCOME TAXES (Details 1) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred Tax Assets:
Net Operating Losses	$ 1,611,487	$ 146,578
Other	1,962	0
Stock-based compensation	186,611	197,895
Total deferred tax assets	1,800,060	344,473
Deferred Tax Liabilities	0	0
Valuation Allowance	(1,800,060)	(344,473)
Net deferred tax assets	$ 0	$ 0